INCOME TAX BENEFIT	6 Months Ended
Jun. 30, 2021
Deferred tax expense (income) [abstract]
INCOME TAX BENEFIT

6. INCOME TAX BENEFIT

The Company is incorporated in the BVI and conducts its primary business operations through its subsidiaries in the People's Republic of China (the "PRC"). It also has intermediate holding companies in the BVI and Hong Kong. Under the current laws of the BVI, the Company and its subsidiaries incorporated in the BVI are not subject to tax on income or capital gains. The Hong Kong income tax rate is 16.50%. Under the law of the PRC regarding corporate income tax and the Implementation Regulation of the Corporate Income Tax Law, the tax rate applicable for PRC entities is 25%.

The Group's effective tax rates were 0%* and 12.49% for the six months ended June 30, 2020 and 2021, respectively. The change in effective tax rate compared to the prior period was mainly due to CNY4.29 million tax benefit recognized for a taxable temporary difference decrease of CNY26.02 million related to fair value loss on the Company's investment in 8.69% equity interest of Feishang Anthracite Resources Limited ("FARL"), which was purchased on August 17, 2020, for the six months ended June 30, 2021. Refer to Note 12 for further details.

*	The income tax benefit of CNY6.59 million for the six months ended June 30, 2020 was viewed as a discrete item excluded from effective tax rate calculation for the six months ended June 30, 2020, as it was attributable to the reversal of a prior withholding corporate income tax payable which is no longer required to be paid according to the prevailing Regulations for the Implementing of the Corporate Income Tax Law of the PRC.